UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020
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Zuora, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38451	20-5530976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Redwood Shores Parkway, Redwood City, California	94065
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 976-9056

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ZUO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 23, 2020, Zuora, Inc., a Delaware corporation (“Zuora”), held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, Zuora’s stockholders voted on four proposals, which are described in Zuora’s definitive proxy statement filed with the Securities and Exchange Commission on May 12, 2020 (the “Proxy Statement”). There were 74,911,923 shares of Class A common stock and 15,534,068 shares of Class B common stock present at the Annual Meeting in person or by proxy, which constituted a quorum for the transaction of business. In deciding the proposals at the Annual Meeting, each share of Class A common stock represents one vote and each share of Class B common stock represents ten votes. The final results for the votes regarding each proposal are set forth below.

1.Proposal 1: Zuora's stockholders elected one Class II director to Zuora's Board of Directors, to serve until our 2023 annual meeting of stockholders or until such director’s successor is duly elected and qualified, subject to their earlier resignation or removal. The voting results regarding this proposal are set forth below:

Name	For	Withhold	Broker Non-Votes
Jason Pressman	187,313,733	14,078,163	28,860,707

2.Proposal 2: Zuora's stockholders ratified the appointment of KPMG LLP as Zuora's independent registered public accounting firm for the fiscal year ending January 31, 2021. The voting results regarding this proposal are set forth below:

For:	229,383,607
Against:	584,567
Abstain:	284,429

3.Proposal 3: Zuora’s stockholders approved the compensation paid by Zuora to its named executive officers.

For:	197,697,068
Against:	3,569,357
Abstain:	125,470
Broker Non-Votes	28,860,708

4.Proposal 4: Zuora’s stockholders approved that future non-binding advisory votes regarding the compensation of Zuora’s named executive officers be held every year. This policy will remain in effect until the next stockholder vote on the frequency of advisory votes on the compensation of named executive officers, which is expected to be held at Zuora’s 2026 Annual Meeting of Stockholders.

1 Year	200,732,270
2 Years	65,313
3 Years	494,695
Abstain	9,618
Broker Non-Votes	28,860,707

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Zuora, Inc.
Date: June 25, 2020	By:	/s/ Jennifer Pileggi
	Name:	Jennifer Pileggi
	Title:	Senior Vice President, General Counsel and Corporate Secretary